Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT  dated as of June 16, 2011 (this “Amendment”) is entered into by Laureate Education, Inc., a Maryland corporation (the “Parent Borrower”), Iniciativas Culturales de España S.L., a Spanish limited liability company (the “Foreign Subsidiary Borrower”, together with the Parent Borrower, the “Borrowers”), the other Credit Parties (as defined in the Existing Credit Agreement) party hereto, Goldman Sachs Credit Partners L.P., as Administrative Agent and Collateral Agent (in such capacities, the “Current Administrative Agent” and “Current Collateral Agent”, respectively and collectively the “Current Agent”), Citibank, N.A. as the arranger of the Transactions (the “Arranger”), the Letter of Credit Issuer (as defined in the Existing Credit Agreement), Goldman Sachs Credit Partners L.P., in its capacity as the Swingline Lender (as defined in the Existing Credit Agreement, the “Resigning Swingline Lender”) and certain financial institutions listed on the signature pages hereto.

RECITALS

A.  Reference is hereby made to the Credit Agreement, dated as of August 17, 2007 (as supplemented by that certain Joinder Agreement, dated as of September 25, 2009 (the “Series A New Term Loan Joinder Agreement”), as amended by that certain Amendment to Credit Agreement dated as of December 23, 2009, and as it has been or may be further amended, restated, supplemented or otherwise modified prior to the date hereof, and including all schedules and exhibits thereto, the “Existing Credit Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, and if not defined therein, shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement (as defined below)), by and among the Parent Borrower, the Foreign Subsidiary Borrower, the Lenders party thereto from time to time, Citicorp North America, Inc., as Syndication Agent, the Current Administrative Agent, Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Bookrunners, and other parties identified therein.

B.  Pursuant to the Existing Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers, including the Term Loans (including the Closing Date Term Loans, the Delayed Draw Term Loans and the Series A New Term Loans, each as defined in the Existing Credit Agreement), the Revolving Credit Loans and Revolving Credit Commitments.

C.  Each of the Borrowers and the other Credit Parties (collectively, the “Reaffirming Parties”) is party to certain one or more of the Security Documents, pursuant to which, among other things, the Credit Parties provided security for the Obligations.

D.  The Borrowers, the other Credit Parties and the Lenders party hereto desire to amend the Existing Credit Agreement in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A (including the schedules and exhibits thereto, the “Amended and Restated Credit Agreement”), subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 6 hereof.

E.  (i) The Borrowers have requested that (a) the Extending Term Loan Lenders (as defined below) extend the scheduled final maturity date of all or a portion of their Term Loans (of any series) by converting all or a portion of their Term Loans into Series 2018 Extended Term Loans (under and as defined in the Amended and Restated Credit Agreement) pursuant to the procedures described herein and in the Amended and Restated Credit Agreement, (b) the Converting Revolving Lenders (as defined below) extend the scheduled final maturity date of all or a portion of their Revolving Credit Commitments and Revolving Credit Loans, and change the nature thereof from Revolving Credit Commitments and Revolving Credit Loans to Term Loans, by converting all or a portion of their Revolving Credit Commitments and Revolving Credit Loans into Series 2018 Extended Term Loans (under and as defined in the Amended and Restated Credit Agreement) pursuant to the procedures described herein and in the Amended and Restated Credit Agreement and (c) the Series 2016 Extending Revolving Lenders (as defined in the Amended and Restated Credit Agreement) extend the scheduled termination date of their Revolving Credit Commitments and Revolving Credit Loans under the Existing Credit Agreement by converting all or a portion of such Series 2016 Revolving Lender’s Revolving Credit Commitments and Revolving Credit Loans into Series 2016 Revolving Credit Commitments and Series 2016 Revolving Credit Loans respectively pursuant to the procedures described herein and in the Amended and Restated Credit Agreement and (ii) subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, each of the Extending Term Lenders, Converting Revolving Lenders and Series 2016 Extending Revolving Lenders hereby agrees to such conversions and the other amendments effectuated pursuant hereto and each Lender party hereto is willing to agree to the amendment and restatement to the Existing Credit Agreement provided for herein.  The transactions described in this paragraph are collectively referred to herein as the “Transactions”.

F.  Each Reaffirming Party expects to realize substantial direct and indirect benefits as a result of the Amended and Restated Credit Agreement becoming effective and the consummation of the transactions contemplated thereby and desires to reaffirm its obligations pursuant to the Security Documents to which it is a party.

G.  The Current Agent desires to resign as administrative agent and collateral agent effective as of the Agency Transfer Date (as defined below) and the Arranger desires to serve in such capacities from and after the Agency Transfer Date (as defined below).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment and Restatement of Existing Credit Agreement; Amendments to U.S. Obligations Security Documents.  The Borrowers, the Credit Parties, the Current Agent, the Letter of Credit Issuer, the Swingline Lender and the Lenders party hereto and the other parties party hereto each agree that on the Restatement Effective Date (as defined below):

(a)  (x) the Existing Credit Agreement shall be amended and restated, in the form

2

of the Amended and Restated Credit Agreement and any term or provision of the Existing Credit Agreement which is different from that set forth in the Amended and Restated Credit Agreement shall be replaced and superseded in all respects by the terms and provisions of the Amended and Restated Credit Agreement and (y) the Current Administrative Agent is directed to execute and deliver the Amended and Restated Credit Agreement on behalf of the Lenders and Agents party hereto;

(b)  the U.S. Obligations Security Agreement shall be amended by amending the definition of “Secured Obligations” by deleting the word “$1,000,000” in its entirety in the proviso to clause (ii) of such definition and substituting the word “$2,000,000” therefor; and

(c)  the U.S. Obligations Pledge Agreement shall be amended by amending the definition of “Secured Obligations” by deleting the word “$1,000,000” in its entirety in the proviso to clause (ii) of such definition and substituting the word “$2,000,000” therefor.

SECTION 2.  Term Loan Maturity Date Extension.  Subject to the terms and conditions set forth in this Amendment and in the Amended and Restated Credit Agreement, as of the Restatement Effective Date (as defined below):

(a)  Each existing Lender with outstanding Term Loans of any Class or Series (an “Existing Term Loan Lender”) that executes and delivers a signature page to this Amendment specifically consenting to be an “Extending Term Loan Lender” (an “Extending Term Loan Lender”) consents to the terms of this Amendment and (x) irrevocably offers for exchange into Series 2018 Extended Term Loans (under and as defined in the Amended and Restated Credit Agreement) an amount of the Class and Series of Term Loans held by such Lender not to exceed, in each case, the respective amounts set forth with respect to each such Class and Series in such Extending Term Loan Lender’s signature page hereto, (y) agrees that its Term Loans of each such Class and Series will, to the extent of its Series 2018 Extended Term Loan Submitted Amount (as defined below) for each such Class and Series set forth and as indicated in Schedule 1 hereto, be exchanged to become Series 2018 Extended Term Loans pursuant to the provisions of Section 2.15 of the Amended and Restated Credit Agreement and (z) agrees that the remainder of its Term Loans will, to the extent of its Term Loan Amount set forth and as indicated in Schedule 1 hereto, remain outstanding as Term Loans on the same terms as in existence prior to the Restatement Effective Date (the actions described in this clause (a) being referred to herein as the “2011 Term Loan Extension”);

(b)  Each Existing Term Loan Lender that executes and delivers this Amendment solely in the capacity as an Existing Term Loan Lender and not specifically as an Extending Term Loan Lender shall be deemed to have agreed to this Amendment, but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to convert, exchange or extend any of its Term Loans;

(c)  On or prior to the Restatement Effective Date, the Borrowers may, pursuant to

3

and in accordance with the provisions of Section 14.7(b) of the Existing Credit Agreement, elect to replace any Existing Term Loan Lender that is not an Extending Term Loan Lender and has not otherwise consented to this Amendment and agreed to be an Extended Term Loan Lender pursuant to Section 14.7(b) of the Existing Credit Agreement with notice to the Administrative Agent and such Lender; provided, that, to the extent such Existing Term Lender later consents to this Amendment (on or prior to the Restatement Effective Date) and agrees to be an Extending Term Loan Lender, the Borrowers agree that such Lender shall not be replaced pursuant to Section 14.7(b) of the Existing Credit Agreement; and

(d)  As used herein, the following terms shall have the meanings given them below:

“Series 2018 Extended Term Loan Submitted Amount” shall mean, with respect to any Series or Class of Term Loans of any Lender that became a party to the Amendment by submitting to the Arranger and the Current Administrative Agent a signature page to the Amendment offering to convert all or a portion of such Lender’s Term Loans to Series 2018 Extended Term Loans, the principal amount of such Term Loans of such Class and Series submitted for conversion by such Lender as set forth on its signature page to the Amendment.

SECTION 3.  Additional Series 2018 Extended Term Loan Commitments.  Subject to the terms and conditions set forth in this Amendment and in the Amended and Restated Credit Agreement, as of the Restatement Effective Date (as defined below):

(a)  Each existing Lender with outstanding Revolving Credit Loans of any Class (an “Existing Revolving Lender”) that executes and delivers a signature page to this Amendment specifically consenting to be a “Converting Revolving Lender” (a “Converting Revolving Lender”) hereby consents to the terms of this Amendment and (i) irrevocably offers for exchange into Series 2018 Extended Term Loans an amount of each Class of Revolving Credit Loans and Revolving Credit Commitments held by such Converting Revolving Lender not to exceed, in each case, the respective amounts set forth with respect to each such Class in such Converting Revolving Lender’s signature page hereto (such amount not to exceed the Revolving Credit Commitments of such Converting Revolving Lender on the Restatement Effective Date), (ii) agrees that if such Converting Revolving Lender’s Series 2018 Revolving Loan Converted Amount (as defined below) for any Class of Revolving Credit Loans and Revolving Credit Commitments exceeds the outstanding Revolving Credit Loans with respect to the applicable Class of such Converting Revolving Lender on the Restatement Effective Date (such amount, the “Revolving Commitment Conversion Amount”), then such Converting Revolving Lender agrees to convert an amount equal to such excess with respect to such Class of its undrawn Revolving Credit Commitments of such Class into Series 2018 Extended Term Loan Commitments (as defined below) in an amount set forth and as indicated in Schedule 1 hereto, (iii) (x) agrees that its Revolving Credit Loans of each such Class will, to the extent of its Series 2018 Revolving Loan Converted Amount (less any Revolving Commitment Conversion Amount applicable to each such Class) for each

4

such Class set forth in Schedule 1 hereto, be exchanged to become Series 2018 Extended Term Loans pursuant to the provisions of Section 2.15 of the Amended and Restated Credit Agreement, and that all Revolving Credit Commitments pursuant to which such Revolving Credit Loans that are so converted were made shall be simultaneously terminated and (y) the Parent Borrower shall borrow under, and such Converting Revolving Lender shall extend Series 2018 Extended Term Loans in respect of, all such Series 2018 Extended Term Loan Commitments of such Converting Revolving Lender on the Restatement Effective Date and immediately after such extension of Credit, all such Series 2018 Extended Term Loan Commitments of such Converting Revolving Lender shall be simultaneously terminated, and (iv) agrees that the remainder of its Revolving Credit Loans and Revolving Credit Commitments of each Class will, to the extent of its Revolving Credit Loan Amount set forth and as indicated in Schedule 1 hereto, remain outstanding as Revolving Credit Loans and Revolving Credit Commitments on the same terms as in existence prior to the Restatement Effective Date (the actions described in this clause (a) being referred to herein as the “2011 Revolving Loan Conversion”);

(b)  Each Existing Revolving Lender that executes and delivers this Amendment solely in the capacity as an Existing Revolving Lender and not specifically as a Converting Revolving Lender shall be deemed to have agreed to this Amendment, but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to convert, exchange or extend any of its Revolving Credit Loans;

(c)  Each Lender that executes and delivers this Amendment and specifies in its signature page that it agrees to commit to extend additional Series 2018 Extended Term Loans on the Restatement Effective Date (each such Lender, an “Additional Series 2018 Extended Term Loan Lender”) severally agrees to make additional Series 2018 Extended Term Loans to the Parent Borrower in the amount of its Series 2018 Extended Term Loan Commitments set forth and as indicated in Schedule 1 hereto on the Restatement Effective Date (which amount shall not exceed (but may, at the discretion of the Borrowers and the Arranger, be less than) the amount set forth on such Lender’s signature page hereto as its additional Series 2018 Extended Term Loan Commitments).

(d)  The Borrowers and the other Credit Parties hereby agree to the 2011 Revolving Loan Conversion, and further agree that (x) upon the conversion of any Revolving Credit Loans into Series 2018 Extended Term Loans pursuant to Section 3(a)(iii)(x) of this Amendment and the provisions of Section 2.15 of the Amended and Restated Credit Agreement, all Revolving Credit Commitments pursuant to which such Revolving Credit Loans that are so converted and exchanged were made shall be simultaneously and permanently terminated; and (y) upon the borrowing by the Parent Borrower of Series 2018 Extended Term Loans in respect of all Series 2018 Extended Term Loan Commitments of all Additional Series 2018 Extended Term Loan Lenders and all Converting Revolving Lenders on the Restatement Effective Date and immediately after such extension of Credit, all such Series 2018 Extended Term Loan Commitments of such Additional Series 2018 Extended Term Loan Lenders and Converting Revolving Lenders shall be simultaneously terminated; and

5

(e)  As used herein, the following terms shall have the meanings given them below:

“Series 2018 Revolving Loan Converted Amount” shall mean, with respect to any Class of Revolving Credit Loans or Revolving Credit Commitments of any Lender that became a party to the Amendment by submitting to the Arranger and the Current Administrative Agent a signature page to the Amendment offering to convert all or a portion of such Lender’s Revolving Credit Loans and Revolving Credit Commitments to Series 2018 Extended Term Loans, the principal amount of such Revolving Credit Loans of such Class submitted for conversion by such Lender as set forth on its signature page to the Amendment.

“Series 2018 Extended Term Loan Commitments” shall mean commitments to make Series 2018 Extended Term Loans to the Parent Borrower on the Restatement Effective Date on the terms set forth herein and in the Amended and Restated Credit Agreement.

SECTION 4.  Revolving Credit Commitment Maturity Date Extension and Additional Series 2016 Revolving Credit Commitments.  Subject to the terms and conditions set forth in this Amendment and in the Amended and Restated Credit Agreement, as of the Restatement Effective Date (as defined below):

(a)  (i) Each Existing Revolving Lender that executes and delivers a signature page to this Amendment specifically consenting to be a “Series 2016 Extending Revolving Lender” (a “Series 2016 Extending Revolving Lender”)  (A) consents to the terms of this Amendment, (B) irrevocably agrees its Spanish Revolving Credit Loans and Spanish Revolving Credit Commitments in an amount not to exceed, in each case, the respective amounts set forth with respect to such Class in such Series 2016 Extending Revolving Lender’s signature page hereto will be exchanged to become Series 2016 Spanish Revolving Credit Loans (under and as defined in the Amended and Restated Credit Agreement) and Series 2016 Spanish Revolving Credit Commitments (under and as defined in the Amended and Restated Credit Agreement) as set forth in Schedule 1 hereto, (C) irrevocably agrees that its U.S. Revolving Credit Loans and U.S. Revolving Credit Commitments in an amount not to exceed, in each case, the respective amounts set forth with respect to such Class in such Series 2016 Extending Revolving Lender’s signature page hereto will be exchanged to become Series 2016 U.S. Revolving Credit Loans (under and as defined in the Amended and Restated Credit Agreement) and Series 2016 U.S. Revolving Credit Commitments (under and as defined in the Amended and Restated Credit Agreement) as set forth in Schedule 1 hereto and (D) agrees that the remainder of its Revolving Credit Loans will, to the extent of its Revolving Credit Loan Amount set forth  and as indicated in Schedule 1 hereto, remain outstanding as Revolving Credit Loans on the same terms as in existence prior to the Restatement Effective Date  (the actions described in this clause (a)(i) being referred to herein as the “2011 Revolving Credit Extension”); and (ii) the Revolving Credit Loans and Revolving Credit Commitments of each Existing Revolving Lender that does not agree to the exchange of its Revolving Credit Commitments will, to the extent set forth and as indicated in Schedule 1 hereto, remain outstanding as  Revolving Credit Loans and Revolving Credit

6

Commitments on the same terms as in existence prior to the Restatement Effective Date; and

(b)  By its execution and delivery of its signature page to this Amendment as an Increased Amount Series 2016 Revolving Credit Lender (as defined in the Amended and Restated Credit Agreement) and specifying an amount of Series 2016 U.S. Revolving Credit Commitments (the “U.S. Submitted Amount”) and/or Series 2016 Spanish Revolving Credit Commitments (the “Spanish Submitted Amount”) on such signature page, such Revolving Credit Lender will be deemed to have committed to provide Series 2016 U.S. Revolving Credit Commitments and/or Series 2016 Spanish Revolving Credit Commitment, in each case, on terms more fully described in the Amended and Restated Credit Agreement in an amount equal to such Increased Amount Series 2016 Revolving Credit Lender’s Increased 2016 U.S. Commitment and/or Increased 2016 Spanish Commitment.

“Increased 2016 U.S. Commitment” shall mean, with respect to each Increased Amount Series 2016 Revolving Credit Lender, an amount equal to the U.S. Submitted Amount of such Lender.

“Increased 2016 Spanish Commitment” shall mean, with respect to each Increased Amount Series 2016 Revolving Credit Lender, an amount equal to the Spanish Submitted Amount of such Lender.

SECTION 5.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each Credit Party which is a party hereto represents and warrants to each of the Swingline Lender, the Letter of Credit Issuer, the Lenders, the Arranger and the Current Agent that, as of the date hereof:

(a)  the representations and warranties set forth in Section 8 of the Amended and Restated Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.

(b)  each Credit Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each other Credit Document, as amended hereby.  The execution and delivery of this Amendment and the performance by each Credit Party of this Amendment and each other Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Credit Party. The execution and delivery of this Amendment and the performance of the Amended and Restated Credit Agreement by each Credit Party that is a party hereto and thereto do not and will not (i) require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, where the failure to obtain such registration, consent or

7

approval or give such notice, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party (other than Liens created under the Credit Documents) pursuant to, the terms of any Contractual Requirement;

(c)  this Amendment has been duly executed and delivered by each Credit Party that is a party hereto and this Amendment is the legally valid and binding obligation of each such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by  equitable principles relating to enforceability; and

(d)  no Default or Event of Default has occurred and is continuing.

SECTION 6.  Amendment Effectiveness.  The effectiveness of this Amendment shall be subject to the following conditions precedent:

(a) (x) the Arranger and the Current Administrative Agent shall have received from (i) each of the Borrowers and each other Credit Party, (ii) the Letter of Credit Issuer, (iii) the Resigning Swingline Lender, (iv) the Required Lenders and (v) the Required Term Loan Lenders, a duly executed and delivered counterpart of this Amendment signed on behalf of each such party and (y) the Arranger and the Current Administrative Agent shall have received from (i) each of the Borrowers and (ii) the Current Administrative Agent and the Current Collateral Agent (on behalf of the Lenders and Agents party hereto), a duly executed and delivered counterpart of the Amended and Restated Credit Agreement signed on behalf of each such party;

(b)  the Extending Term Loan Lenders shall have committed to convert (i) Series A New Term Loans in an aggregate principal amount not less than 65% (or such lower percentage as may be agreed by the Borrowers and the Arranger) of the aggregate principal amount of the Series A New Term Loans outstanding immediately prior to the effectiveness of this Amendment, and (ii) Closing Date Term Loans and Delayed Draw Term Loans in an aggregate principal amount not less than 80% (or such lower percentage as may be agreed by the Borrowers and the Arranger) of the aggregate principal amount of the Closing Date Term Loans and Delayed Draw Term Loans, collectively, outstanding immediately prior to the effectiveness of this Amendment;

(c) the Arranger and the Current Administrative Agent shall have received the executed legal opinions of (i) Simpson Thacher & Bartlett LLP, special New York counsel to the Parent Borrower, (ii) Robert W. Zentz, General Counsel of the Parent Borrower and (iii) DLA Piper LLP (US), local counsel to the U.S. Credit Parties with respect to U.S. Credit Parties in the jurisdictions listed on Schedule 2 hereto, in each case in form and substance reasonably satisfactory to the Arranger.  The Parent Borrower and the other U.S. Credit Parties hereby instruct such counsel to deliver such legal opinions;

8

(d) the Current Administrative Agent shall have received (x) a closing certificate from each Credit Party certifying as to (i) in the case of U.S. Credit Parties only, resolutions duly adopted by the board of directors (or equivalent governing body) of such U.S. Credit Party authorizing the execution, delivery and performance of the Amendment (and the Credit Documents as amended), (ii) copies of organizational documents, (iii) incumbency and specimen signature of each officer executing any Credit Document on behalf of such Credit Party and (iv) in the case of U.S. Credit Parties only, the good standing of such Credit Party and (y) a certificate from an Authorized Officer of the Parent Borrower certifying that each Foreign Obligations Credit Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has been authorized to execute and deliver the Amendment and to perform its obligations hereunder;

(e) the representations and warranties of the Parent Borrower and the other Credit Parties set forth in Section 5 hereof shall be true and correct as of the Restatement Effective Date, and the Arranger and the Current Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by a Authorized Officer of the Parent Borrower, confirming the accuracy thereof;

(f) the Current Administrative Agent shall have received (i) for its account or the account of each Lender entitled thereto all fees in connection with this Amendment (other than the fees referred to in sub-clause (ii) of this clause (f) below) agreed to prior to the Restatement Effective Date (including all fees agreed to pursuant to Section 7 below) and all amounts due and payable to the Current Administrative Agent on or prior to the Restatement Effective Date pursuant to the Credit Documents, including, to the extent invoiced at least 2 Business Days prior to the Restatement Effective Date, reimbursement of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers hereunder or under any other Credit Document and (ii) for the account of each Extending Term Loan Lender that has consented to this Amendment and has agreed to exchange any of its Series A New Term Loans for Series 2018 Extended Term Loans,  the prepayment fee payable pursuant to Section 5 of the Series A New Term Loan Joinder Agreement in an amount equal to 1.00% of the aggregate principal amount of any Series A New Term Loans exchanged by such Extending Term Loan Lender for Series 2018 Extended Term Loans;

(g) on the Restatement Effective Date, the Arranger and the Current Administrative Agent shall have received a certificate from an Authorized Officer of the Parent Borrower to the effect that after giving effect to the consummation of the Transactions, the Parent Borrower on a consolidated basis with its Subsidiaries is Solvent (as defined in the Amended and Restated Credit Agreement);

(i) on the Restatement Effective Date, after giving effect to Amended and Restated Credit Agreement and the consummation of the Transactions, the U.S. Revolving Credit Exposures shall not exceed the Total U.S. Revolving Credit Commitment then in effect and the Spanish Revolving Credit Exposures shall not exceed the Total Spanish Revolving Credit Commitment then in effect;

9

(j)  the Walden Collateral Agreement (as defined in the Existing Credit Agreement) shall have been amended and restated in the form of the U.S. Title IV Collateral Agreement attached hereto as Exhibit B; and

(k)  the Debt Allocation Agreement (as defined in the Existing Credit Agreement) shall have been amended and restated in the form of the Debt Allocation Agreement attached hereto as Exhibit C.

The date on which such conditions have been satisfied (or waived) is referred to herein as the “Restatement Effective Date”.

SECTION 7.  Fees.               Each Borrower hereby covenants and agrees that, so long as the Restatement Effective Date occurs, it shall pay each Extending Term Loan Lender that has consented to this Amendment and has executed and delivered a counterpart thereof to the Current Administrative Agent (or its designee) on or prior to 5:00 p.m. prevailing New York city time on the Restatement Effective Date, a fee equal to:

(a)  in the case of any Series A New Term Loan exchanged by an Extending Term Loan Lender, 2.00% of the aggregate principal amount of any Series A New Term Loans exchanged by such Extending Term Loan Lender for Series 2018 Extended Term Loans; and

(b)  in the case of any Closing Date Term Loans and/or Delayed Draw Term Loans exchanged by an Extending Term Loan Lender, 0.375% of the aggregate principal amount of any Closing Date Term Loans and/or Delayed Draw Term Loans exchanged by such Extending Term Loan Lender for Series 2018 Extended Term Loans.

SECTION 8.  Resignation and Appointment of Agents.

(a)  Pursuant to Section 13.9 of the Existing Credit Agreement, the Current Agent hereby delivers notice to each of the Lenders, the Letter of Credit Issuer and the Parent Borrower that, effective upon the Agency Transfer Date (as defined below), the Current Agent hereby resigns as Administrative Agent and Collateral Agent under the Existing Credit Agreement and the Credit Documents.  The Required Lenders hereby appoint Citibank, N.A. (the “Successor Agent”) as successor Administrative Agent and Collateral Agent effective upon the Agency Transfer Date and the Parent Borrower hereby consent to the Successor Agent’s appointment as successor Administrative Agent and Collateral Agent as of the Agency Transfer Date and the Successor Agent hereby accepts such appointment as of the Agency Transfer Date.  In addition, each of the parties hereto agree that effective as of the Agency Transfer Date, (a) the Successor Agent shall succeed to the rights, powers and duties of the Administrative Agent and the Collateral Agent as set forth in the Amended and Restated Credit Agreement and the other Credit Documents, (b) the Current Agent shall assign to the Successor Agent all its rights, obligations and other interests (including but not limited to each Parallel Debt) (collectively, the “Interests”) as Administrative Agent and Collateral Agent under the Amended and

10

Restated Credit Agreement and the other Credit Documents (other than as set forth in the Resignation and Appointment Agreement) and effective as of the Agency Transfer Date the Successor Agent hereby assumes the Interests, (c) the Current Agent shall be released from all duties and obligations other than as set forth in the Resignation and Appointment Agreement and (d) any notice requirements in connection with the resignation and appointment are deemed to be satisfied by this Agreement and any other time periods or requirements in connection therewith are waived effective as of the Agency Transfer Date.  The Credit Parties and the Required Lenders hereby (a) waive any notice period under Section 13.9 of the Existing Credit Agreement required before the resignation by the Current Administrative Agent as Administrative Agent and Collateral Agent may become effective and (b) authorize each of the Borrowers, the Current Agent and the Successor Agent to enter into the Resignation and Appointment Agreement and any instruments and ancillary documents related thereto, and authorize the Current Agent and the Successor Agent to perform such actions as each of the Current Agent and the Successor Agent determines are necessary thereunder to give effect to this Section 8; and

(b)  As used in this Amendment, the following terms shall have the meanings given them below:

“Agency Transfer Date” shall mean the date that the resignation of the Current Agent and the appointment of the Successor Agent becomes effective in accordance with the terms of the Resignation and Appointment Agreement.

“Resignation and Appointment” shall mean the consummation of the actions contemplated by this Section 8 on the Agency Transfer Date pursuant to the Resignation and Appointment Agreement.

“Resignation and Appointment Agreement” shall mean that certain resignation and appointment agreement in form and substance acceptable to the Current Agent and the Successor Agent to be entered into by the Borrowers, the Current Agent and the Successor Agent, which agreement shall evidence the transfer from the Current Agent to the Successor Agent of the roles of Collateral Agent and Administrative Agent.

SECTION 9.  Reaffirmation.  Each Reaffirming Party (a) other than Walden, hereby confirms its guaranty of the Obligations pursuant to the Existing Credit Agreement as amended and restated by the Amended and Restated Credit Agreement and (b) hereby confirms its respective pledges and grants of security interests, as applicable, in each case, under and subject to the terms of each of the Security Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the Transactions and the Resignation and Appointment, any such guaranty, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect and shall secure and guarantee, among other things, all obligations under the Amended and Restated Credit Agreement.  Each of the Reaffirming Parties acknowledges that Lenders that are making Series 2016 Revolving Credit Commitments, Series 2016 Revolving Credit Loans or Series 2018 Term Loans (in each case, under and as defined in the Amended and Restated Credit Agreement) on the Restatement Effective Date are “Lenders” and “Secured Parties” for all

11

purposes under the Credit Documents.  In addition, each Reaffirming Party acknowledges and agrees that upon the Agency Transfer Date the Successor Agent shall succeed to all the rights, benefits and interests of the Current Agent under the pledges, security interests, guarantees and other Credit Documents and that on and after the Agency Transfer Date all references in any Credit Document to “administrative agent” or “collateral agent” shall mean the Successor Agent and its successors and assigns.

SECTION 10.  Effect of Amendment.  On and after the Restatement Effective Date, each reference to the Existing Credit Agreement in any Credit Document (other than the Amended and Restated Credit Agreement) shall be deemed to be a reference to the Amended and Restated Credit Agreement.  Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended and Restated Credit Agreement or any other Credit Document in similar or different circumstances.  On and after the Restatement Effective Date, this Amendment shall constitute a “Credit Document” for all purposes of the Amended and Restated Credit Agreement and the other Credit Documents.  On and after the Restatement Effective Date, as used in the Amended and Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean the Amended and Restated Credit Agreement.  From and after the Restatement Effective Date, each Agent and Lender under the Existing Credit Agreement on the Restatement Effective Date shall be deemed to continue to be a party to the Amended and Restated Credit Agreement in such respective capacity until such Person ceases to be a party thereto in accordance with the terms of the Amended and Restated Credit Agreement.

SECTION 11.  Consent; Release of Laureate International Costa Rica, S.R.L.  Each Lender (as defined in the Existing Credit Agreement) that delivers an executed counterpart of this Amendment hereby (x) consents to this Amendment and the transactions contemplated hereby and (y) consents to the release of Laureate International Costa Rica, S.R.L. from its obligations as a Foreign Obligations Guarantor under any Foreign Obligations Guarantee that it is a party to and directs the Administrative Agent to execute such documentation as may be reasonably requested by the Parent Borrower to release Laureate International Costa Rica, S.R.L. from any such Foreign Obligations Guarantee.

SECTION 12.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 13.  Execution of the Amended and Restated Credit Agreement. Pursuant to the terms hereof and subject to the satisfaction of the conditions set forth in Section 6 hereof, the Current Administrative Agent and Current Collateral Agent are hereby directed and instructed by each party hereto to execute and deliver the Amended and Restated Credit

12

Agreement (on behalf of the Lenders and Agents party hereto).

SECTION 14.  Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 15.  Submission to Jurisdiction; WAIVER OF JURY TRIAL.     Section 14.13 of the Amended and Restated Credit Agreement is hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE AMENDED AND RESTATED CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 16.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

13

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

LAUREATE EDUCATION, INC.,
as Parent Borrower

	By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: Chief Financial Officer

INICIATIVAS CULTURALES DE ESPAÑA S.L., as Foreign Subsidiary Borrower and a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Director

GOLDMAN SACHS CREDIT PARTNERS L.P., as Current Administrative Agent and Current Collateral Agent

By:	/s/ Douglas Tansey
Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Resigning Swingline Lender

By:	/s/ Douglas Tansey
Authorized Signatory

CITIBANK, N.A.,
as Arranger

By:	/s/ Casear Wyszomirski
Name:	Caesar Wyszomirski
Title:	Vice President

JPMORGAN CHASE BANK, N.A.
as Letter of Credit Issuer

By:	/s/ Matthew H. Massie
Name:	Matthew H. Massie
Title:	Managing Director

CANTER AND ASSOCIATES, LLC, as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: Vice President

EDUCATIONAL SATELLITE SERVICES, INC., as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: President

FLEET STREET AVIATION, LLC, as U.S. Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Manager

INTERNATIONAL UNIVERSITY VENTURES, LTD., as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: President

LAUREATE BAGBY INVESTORS LLC, as U.S. Credit Party

By: Laureate Education, Inc.,
its Sole Member

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: Chief Financial Officer

LAUREATE EDUCATION INTERNATIONAL LTD., as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: President

LAUREATE INTERNATIONAL UNIVERSITIES, INC., as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: President

LAUREATE PROPERTIES, INC. (DELAWARE), as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: President

LAUREATE VENTURES, INC., as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: President

LEI ADMINISTRATION, LLC, as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: President

POST-SECONDARY EDUCATION ACQUISITION CORPORATION, as U.S. Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Vice President

THE CANTER GROUP OF COMPANIES, LLC, as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: Vice President

TUITION FINANCE, INC., as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: President

WALDEN E-LEARNING, LLC, as U.S. Credit Party

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: Vice President

WALDEN UNIVERSITY, LLC, as U.S. Credit Party

By:	/s/ Paula Singer
Name: Paula Singer
Title: Chief Executive Officer

WALL STREET INTERNATIONAL HOLDINGS-US I, INC., as U.S. Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Vice President

ICE INVERSIONES BRAZIL, SL, as a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Director

INVERSIONES EN EDUCATION LIMITADA, as a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Authorized Representative

LAUREATE EDUCATION MEXICO, S. DE R.L. DE C.V., as a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Director

LAUREATE EDUCATION PERU S.R.L., as a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Director

LAUREATE HONDURAS S. DE R.L. DE C.V., as a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: General Manager

LAUREATE I BV, as a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Director

By:	/s/ Henry Samuel Leijdesdorff
Name: Henry Samuel Leijdesdorff
Title: Director

LAUREATE INTERNATIONAL BV, as a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Director

By:	/s/ Henry Samuel Leijdesdorff
Name: Henry Samuel Leijdesdorff
Title: Director

ONLINE HIGHER EDUCATION BV, as a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Director

By:	/s/ Henry Samuel Leijdesdorff
Name: Henry Samuel Leijdesdorff
Title: Director

LIUF, SAS, as a Foreign Obligations Credit Party

By:	/s/ Rob Polston
Name: Rob Polston
Title: President

LAUREATE PANAMA, S.L., as a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: President

LAUREATE CHILE LIMITADA, as a Foreign Obligations Credit Party

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Authorized Representative

REDE INTERNACIONAL DE UNIVERSIDADES LAUREATE LTDA, as a Foreign Obligations Credit Party

By:	ICE Inversiones Brazil, SL, Sole Member

By:	/s/ Robert W. Zentz
Name: Robert W. Zentz
Title: Director